Exhibit 99.1

Pro-Pharmaceuticals to Commence Rights Offering to Shareholders

Proceeds to be Used to Complete NDA for DAVANAT®

NEWTON, Mass.--(BUSINESS WIRE)--November 14, 2008--Pro-Pharmaceuticals, Inc. (NYSE Alternext US: PRW) announced that the Board of Directors has approved a rights offering to its shareholders whereby the Company will distribute non-tradable rights to purchase common stock and warrants. The offering will include a distribution of basic and over-subscription rights, each of which will be exercisable to purchase one share and one warrant.

The Company has engaged a dealer-manager and information agent to assist with the transaction. The Company intends to file a Form S-1 registration statement with the Securities and Exchange Commission to register this transaction. The commencement of the rights offering will occur promptly following the effectiveness of that registration statement. The Company plans to announce additional information regarding the rights offering at the time it files the registration statement.

"We intend to use the capital raised in this rights offering to meet our goal of getting our lead product in development, DAVANAT®, through the regulatory process and into the marketplace," stated David Platt, Ph.D., Chief Executive Officer, Pro-Pharmaceuticals, Inc. "We are devoting, and expect to continue to devote for the foreseeable future, substantially all of our resources to the preparation and filing a New Drug Application (NDA) with the U.S. Food & Drug Administration for DAVANAT® to treat colorectal cancer patients. DAVANAT® is our number one priority and the funds raised from our loyal shareholders in the rights offering will allow us to continue to focus on this priority.”

This news release does not constitute an offer to sell any of the Company’s securities.

About Pro-Pharmaceuticals, Inc. – Advancing Drugs Through Glycoscience®

Pro-Pharmaceuticals is a clinical and development stage pharmaceutical company engaged in the discovery, development and commercialization of carbohydrate-based, therapeutic compounds for advanced treatment of cancer, liver, microbial and inflammatory diseases. The Company’s initial focus is the development of carbohydrate polymers to treat cancer patients. DAVANAT®, the Company’s lead drug candidate, is a polysaccharide polymer that targets Galectin receptors on cancer cells. DAVANAT® is currently in a Phase II trial for colorectal cancer. The Company is headquartered in Newton, Mass. Additional information is available at www.pro-pharmaceuticals.com.

FORWARD LOOKING STATEMENTS: Any statements in this news release about future expectations, plans and prospects for the Company, including without limitation statements containing the words "believes," "anticipates," "plans," "expects," “intends,” and similar expressions, constitute forward-looking statements as defined in the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in such statements. We caution investors that actual results or business conditions may differ materially from those projected or suggested in forward-looking statements as a result of various factors including, but not limited to, the following: uncertainties as to the utility and market for our potential products; uncertainties associated with pre-clinical and clinical trials of our product candidates; and uncertainties as to whether our common stock will continue to be listed on the NYSE Alternext US or the results of the rights offering. More information about those risks and uncertainties is contained in the Company's most recent quarterly or annual report and in the Company's other reports filed with the Securities and Exchange Commission. While the Company anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forward-looking statements.

DAVANAT and Advancing Drugs Through Glycoscience are registered trademarks of Pro-Pharmaceuticals.

CONTACT:
Pro-Pharmaceuticals, Inc.
Anthony D. Squeglia, 617-559-0033
squeglia@pro-pharmaceuticals.com